UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2010

TRANSDIGM GROUP INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-32833	41-210738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 East 9th Street, Suite 3710, Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 706-2960

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As previously disclosed, on November 30, 2010, TransDigm Inc. (“TransDigm”), a wholly-owned subsidiary of TransDigm Group Incorporated (“TransDigm Group”), commenced cash tender offers (the “Tender Offers”) for any and all of its outstanding 7 3/4% Senior Subordinated Notes due 2014 (the “2014 Notes”) and concurrent consent solicitations for proposed amendments to the indenture, dated as of June 23, 2006 (as amended and supplemented, the “2006 Indenture”), and to the indenture, dated as of October 6, 2009 (as amended and supplemented, the “2009 Indenture” and, together with the 2006 Indenture, the “Indentures”), among TransDigm, TransDigm Group, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), under which the 2014 Notes were issued.

At 12:00 midnight, New York City time, on December 28, 2010, the Tender Offers expired (the “Expiration Time”). As previously disclosed, on December 13, 2010, TransDigm received and accepted for purchase approximately $968 million, or approximately 96.84%, of the aggregate principal amount of its 2014 Notes, representing all such 2014 Notes that were validly tendered and not validly withdrawn at or prior to the consent expiration deadline pursuant to the Tender Offers, and received sufficient consents to approve the proposed amendments to the Indentures that, among other modifications, eliminated substantially all of the restrictive covenants and certain events of default in the Indentures. Between December 14, 2010 and the Expiration Time, TransDigm accepted for purchase $160 thousand in aggregate principal amount of its 2014 Notes. TransDigm intends to redeem all of the 2014 Notes that remain outstanding, in the aggregate principal amount of approximately $31.4 million, on January 15, 2011.

A copy of the press release announcing the expiration and final results of the Tender Offers for the 2014 Notes is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of TransDigm Group Incorporated, dated December 29, 2010, announcing the expiration and final results of Tender Offers for the 2014 Notes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM GROUP INCORPORATED

By:	/s/ Gregory Rufus
	Name:	Gregory Rufus
	Title:	Executive Vice President, Chief Financial Officer and Secretary

Date: December 29, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of TransDigm Group Incorporated, dated December 29, 2010, announcing the expiration and final results of Tender Offers for the 2014 Notes

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